Exhibit 10.11

PROMISSORY NOTE

Principal Amount: USD $1,000,000

Date of Issuance: September 29, 2025

Maturity Date: October 13, 2025

FOR VALUE RECEIVED, Iron Horse Acquisitions Corp., a Delaware corporation, and its successors in interest (the “Borrower”), hereby promises to pay to the order of Jiao YanJun (the “Lender”), the principal sum of One Million U.S. Dollars (USD $1,000,000), subject to the terms and conditions set forth below.

---

1. Purpose

This Note is issued for the purpose of funding the closing payment of a specified transaction undertaken by the Borrower.

---

2. Maturity Date

The outstanding principal shall be due and payable on October 13, 2025 (the “Maturity Date”).

---

3. Default

In the event the Borrower fails to repay the principal by the Maturity Date, or otherwise breaches any material obligation under this Note, the Lender shall have the right to convert the unpaid principal into the Conversion Shares.

●	Conversion Right: The Lender may elect to convert the entire principal amount into Conversion Shares at any time default.

●	Conversion Procedure: The Lender shall deliver written notice of conversion to the Borrower specifying the election to convert.

●	Share Issuance: The Borrower shall issue the Conversion Shares within ten (10) business days of receiving the conversion notice.

---

4. Governing Law

This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law principles.

---

5. Miscellaneous

●	Assignment: This Note may not be assigned by the Borrower without the prior written consent of the Lender.

●	Amendments: Any amendment must be in writing and signed by both parties.

●	Notices: All notices shall be sent to the addresses provided by the parties in writing.

---

IN WITNESS WHEREOF, the Borrower has executed this Promissory Note as of the date first written above.

Borrower:
Iron Horse Acquisitions Corp.

By:	/s/ William Caragol
Name:	William Caragol
Title:	Chief Financial Officer

Lender:
Jiao YanJun

By:	/s/ Jian YanJun
Name:	Jiao YanJun